Exhibit 10.10

Execution Version

AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”), dated as of May 12, 2021, by and among GSRP WAREHOUSE I LLC, a Delaware limited liability company (the “Borrower”), each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), each issuing bank party to the Credit Agreement (in such capacities, collectively the “Issuing Banks” and each an “Issuing Bank”), MUFG BANK, LTD., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), and MUFG UNION BANK N.A., as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) and depositary bank (in such capacity, together with its successors and assigns, the “Depositary Bank”).

PRELIMINARY STATEMENTS:

A.

Reference is made to that certain Credit Agreement, dated as of February 23, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent and the Depositary Bank.

B.	The Borrower has requested that the Credit Agreement be amended and waived in the manner set forth herein.

C.

The Lenders, constituting all Lenders under the Credit Agreement, the Issuing Banks, the Administrative Agent, the Collateral Agent and the Depositary Bank are willing to agree to this Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms defined in the Credit Agreement, as amended hereby, and used (but not otherwise defined) herein are used herein as so defined therein.

Section 2. Amendments to Credit Agreement. Subject to Section 4 hereof, as of the Effective Date:

Section 2.01 Amendments Related to the Project owned by HDSI, LLC.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following defined terms, in each case, to read as follows:

““High Desert Power Purchase Agreement” means that certain Renewable Power Purchase Agreement, dated as of May 11, 2020, between Clean Power Alliance of Southern California and HDSI, LLC.”

(b) Section 6.02 of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (k) thereof, (ii) replace the period at the end of clause (l) thereof with “; and” and (iii) add a new clause (m) to the end thereof, to read as follows::

“(m) no later than forty-five (45) days after the Initial Project Funding Date for the Project owned by HDSI, LLC, a copy of the executed Consent for the High Desert Power Purchase Agreement in substantially the form attached hereto as Exhibit Y.”

(c) The Credit Agreement is hereby supplemented to add Exhibit Y (Consent for the High Desert Power Purchase Agreement) thereto in the form attached to this Agreement as Annex A.

Section 2.02 Other Amendments.

(a) The definition of Permitted Tax Equity Arrangement in Section 1.01 of the Credit Agreement is hereby amended by inserting the words shown below in bold italics:

“Permitted Tax Equity Arrangement” means, with respect to any Project, a tax equity arrangement through a “partnership flip,” “sale leaseback,” “inverted lease” or other structure to be funded pursuant to the applicable Tax Equity Documents, in each case, with a Tax Equity Investor that has long-term unsecured senior debt obligations rated at least BBB by S&P and at least Baa2 by Moody’s (determined at the time of the Initial Project Funding Date for such Project) or otherwise reasonably acceptable to the Required Lenders, the proceeds of which will be used to repay all or a portion of the Loans made in respect of the Investment Grade Revenues and Non-Investment Grade Revenues to be generated by such Project, which Permitted Tax Equity Arrangement shall not require Borrower or any Subsidiary of the Borrower to issue any parent company guarantees for the benefit of any Tax Equity Investor, in each case; provided that, notwithstanding the foregoing, such Tax Equity Investor shall not be required to satisfy the above ratings requirement if the Sponsor has delivered a Sponsor Equity Commitment in respect of such Project.

(b) Exhibit S (Sponsor Equity Commitment) of the Credit Agreement is hereby amended and restated in its entirety, and replaced by the form attached to this Agreement as Annex B.

Section 3. Limited Waivers and Agreements.

Section 3.01 Waiver of Certain Conditions Precedent. Pursuant to Section 10.01 of the Credit Agreement, the Administrative Agent and the Lenders constituting all Lenders under the Credit Agreement hereby agree to waive the following conditions precedent, solely in respect of the Initial Project Funding Date for the Project owned by HDSI, LLC:

(a) the condition precedent contained in Section 4.02(b)(i) of the Credit Agreement, solely with respect to delivery of a copy of the Continuing Reimbursement Agreement for Letters of Credit, dated August 12, 2019, between US Bank National Association and HDSI, LLC (the “HDSI LC Reimbursement Agreement”);

(b) the condition precedent contained in Section 4.02(b)(ii) of the Credit Agreement, solely with respect to delivery of a Consent in respect of the High Desert Power Purchase Agreement;

(c) the condition precedent contained in Section 4.02(e)(i) of the Credit Agreement, which requires delivery of an Independent Engineer’s Certificate no less than five (5) Business Days prior to such Initial Project Funding Date; provided such Independent Engineer’s Certificate shall be delivered on or prior to the Initial Project Funding Date for the Project owned by HDSI, LLC; provided, further, for purposes of such Initial Project Funding Date for the Project owned by HDSI, LLC (i) “Independent Engineer” shall mean Enertis Solar Inc., and (ii) the Borrower shall deliver to the Administrative Agent an additional report prepared by DNV Energy Insights USA Inc., together with a corresponding reliance letter;

(d) the condition precedent contained in Section 4.02(h) of the Credit Agreement, which requires delivery of an updated Base Case Model at least five (5) Business Days prior to such Initial Project Funding Date; provided such updated Base Case Model shall be delivered on or prior to the Initial Project Funding Date for the Project owned by HDSI, LLC;

(e) the condition precedent contained in Section 4.02(j) of the Credit Agreement, which requires delivery of copies of the most recently available, if any, quarterly and annual financial statements of the EPC Contractor (limited to the prime engineering, construction and procurement contractor) for such Project to the extent such EPC Contractor is not a public reporting company; provided annual financial statements of Swinerton Incorporated and its consolidated subsidiaries for the years ending December 31, 2017, 2018 and 2019 were provided to the Administrative Agent by Borrower on January 15, 2021;

(f) the condition precedent contained in Section 4.02(q) of the Credit Agreement, which requires delivery of a certificate of a Responsible Officer of the Borrower in substantially the form of Exhibit B-2 of the Credit Agreement no less than (5) Business Days prior to such Initial Project Funding Date; provided such certificate shall be delivered on or prior to the Initial Project Funding Date for the Project owned by HDSI, LLC; and

(g) the condition precedent contained in Section 4.02(r) of the Credit Agreement, solely to the extent of any default under the Possessory Collateral Pledge Agreement (All Obligations of Debtor), dated August 14, 2019, by HDSI, LLC in favor of U.S. Bank National Association, or (ii) the Possessory Collateral Pledge Agreement (Letters of Credit), dated June 14, 2019, by HDSI, LLC in favor of U.S. Bank National Association (collectively, the “HDSI/US Bank Pledge Agreements”) arising as a result of or in connection with the transfer of the Equity Interests of HDSI, LLC from HDSI Holdco, LLC to GSRP Development Company VI LLC on August 17, 2020.

Section 3.02 Waiver of Certain Other Requirements. Pursuant to Section 10.01 of the Credit Agreement, the Administrative Agent and the Lenders constituting all Lenders under the Credit Agreement hereby agree to waive the following requirements, solely in respect of the Initial Project Funding Date for the Project owned by HDSI, LLC:

(a) the requirement set forth in Section 10.02(a) of the Credit Agreement that the Lenders have a period of fifteen (15) Business Days after the receipt of a draft of a waiver agreement regarding a waiver of any condition precedent to object to such waiver; and

(b) the requirement set forth in Section 10.02(b) of the Credit Agreement that the Lenders have a period of fifteen (15) Business Days after the receipt of a draft of an amended Schedule 1.01(G) to the Credit Agreement and an amended Schedule 5.12 to the Credit Agreement.

Section 4. Effective Date. This Agreement shall become effective the date on which (a) each of the representations and warranties contained in Section 5 shall be true and correct as of the Effective Date, unless such representation or warranty expressly relates solely to an earlier date, in which case it was true and correct in all material respects as of such earlier date, (b) no Default or Event of Default shall have occurred and be continuing or shall result from Borrower’s entering into this Agreement or the consummation of the transactions contemplated herein and (c) Administrative Agent has received duly executed counterparts of this Agreement from each of the parties hereto, which shall correspond with the date first written above (the “Effective Date”).

Section 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants and, in the case of Section 5(g) covenants, to the Secured Parties that:

(a) Each representation and warranty of the Borrower under the Financing Documents is true and correct in all material respects as if made on the date hereof, unless such representation or warranty expressly relates solely to an earlier date, in which case it was true and correct in all material respects as of such earlier date;

(b) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement, this Agreement has been duly executed and delivered by the Borrower, and this Agreement is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally and by principles of equity;

(c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(d) the execution, delivery and performance by the Borrower of this Agreement (a) have been duly authorized by all necessary organizational action on the part of the Borrower; and (b) do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of (A) any Contractual Obligation to which the Borrower is a party or to which the properties of the Borrower or any of its Subsidiaries are subject, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, except, with respect to clause (b)(ii), to the extent such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect; (iii) result in, or require, the creation of any Lien upon any of the material properties or assets of the Borrower (other than any Liens created under any of the Collateral Documents and other Permitted Liens); or (iv) violate, in any material respect, any Law applicable to the Borrower or any of its Subsidiaries;

(e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement, except for (i) those that have already been obtained or made, and (ii) those which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect;

(f) In accordance with Section 10.02(a) of the Credit Agreement, the Borrower has identified a necessary exception to each condition precedent set forth in Section 3.1 hereof and applicable to the Project owned by HDSI, LLC, and the Borrower in good faith has determined that each such exception is not material to the interests of the Lenders; and

(g) Borrower represents that, as of the date hereof, HDSI, LLC has on deposit in Account No. 32001006, in the name of or held for the benefit of HDSI, LLC at U.S. Bank National Association, sufficient funds to repay all of its obligations in connection with the HDSI LC Reimbursement Agreement, each letter of credit issued thereunder (as more fully described in Part II of Schedule 1.01(G) of the Credit Agreement) and the HDSI/US Bank Pledge Agreements (the “HDSI/US Bank Obligations”), and covenants and agrees that funds will remain on deposit in such account in an amount at least equal to the amount of such HDSI/US Bank Obligations then outstanding, until the earlier of (i) the date that HDSI, LLC ceases to be a Subsidiary of the Borrower and (ii) the date that all HDSI/US Bank Obligations have been indefeasibly satisfied by payment or performance in full, or otherwise released.

Section 6. Costs and Expenses. Without limiting the obligations of the Borrower under the Credit Agreement, each party hereto agrees that all reasonable out-of-pocket expenses incurred by the Secured Parties (including the reasonable fees, charges and disbursements of counsel and consultants) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent), are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.05(a) of the Credit Agreement.

Section 7. Reference to and Effect on the Relevant Financing Documents.

(a) On and after the effectiveness of this Agreement on the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b) The Credit Agreement as specifically amended by this Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Agreement shall be a “Financing Document” for purposes of the definition thereof in the Credit Agreement.

(c) Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement on the Effective Date shall not operate as a waiver of any right, power or remedy of any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

Section 8. Severability. If any provision of this Agreement or the other Financing Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 8, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 10. Governing Law; Jurisdiction; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11. Submission to Jurisdiction. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS

AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 12. Waiver of Venue. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 13. Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.03 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 16. Direction to the Collateral Agent and Depositary Bank. By its submission of an executed counterpart hereto, the Administrative Agent hereby directs the Collateral Agent and the Depositary Bank to execute this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GSRP WAREHOUSE I LLC, as the Borrower

By:	/s/ Jon Yoder
Name:	Jon Yoder
Title:	Authorized Person

[Signature Page to Amendment and Waiver to Credit Agreement]

MUFG BANK, LTD., as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

[Signature Page to Amendment and Waiver to Credit Agreement]

MUFG UNION BANK, N.A., as Collateral Agent

By:	/s/ Timothy P. Miller
Name:	Timothy P. Miller
Title:	Vice President

MUFG UNION BANK, N.A., as Depositary Bank

By:	/s/ Timothy P. Miller
Name:	Timothy P. Miller
Title:	Vice President

[Signature Page to Amendment and Waiver to Credit Agreement]

MUFG BANK, LTD., as an Issuing Bank and a Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

[Signature Page to Amendment and Waiver to Credit Agreement]

HSBC BANK USA, N.A., as an Issuing Bank and a Lender

By:	/s/ James Edmonds
Name:	James Edmonds
Title:	Director

[Signature Page to Amendment and Waiver to Credit Agreement]

NATIXIS, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ James B. Kaiser
Name:	James B. Kaiser
Title:	Managing Director

By:	/s/ Ben Koehler
Name:	Ben Koehler
Title:	Executive Director

[Signature Page to Amendment and Waiver to Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ Lavinia Macovschi
Name:	Lavinia Macovschi
Title:	Executive Director

[Signature Page to Amendment and Waiver to Credit Agreement]

ANNEX A

Credit Agreement Exhibit Y (Consent for the High Desert Power Purchase Agreement)

[See attached.]

ANNEX B

Credit Agreement Exhibit S (Sponsor Equity Commitment)

[See attached.]